As filed with the Securities and Exchange Commission on June 29, 2011

            Registration No. 333-174337

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549
___________

AMENDMENT NO. 2 TO FORM S-4

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
___________

Peninsula Gaming, LLC*
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	7900 (Primary Standard Industrial Classification Code Number)	20-0800583 (I.R.S. Employer Identification Number)
___________

301 Bell Street
Dubuque, Iowa 52001
(563) 690-4975
 (Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)
___________

M. Brent Stevens
Peninsula Gaming, LLC
 301 Bell Street
Dubuque, Iowa 52001
(563) 690-4975
(Name, Address, Including Zip Code, and Telephone Number,
 Including Area Code, of Agent for Service)

With Copies to:
Nazim Zilkha, Esq.
White & Case LLP
1155 Avenue of the Americas
New York, New York 10036
(212) 819-8200

* The companies listed on the next page are also included in this Form S-4 Registration Statement as additional Registrants.

___________

Approximate date of commencement of proposed sale to the public:  As soon as practicable after the effective date of this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering:  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer ☐        Accelerated Filer ☐        Non-Accelerated Filer ☒    Smaller reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer) ☐
Exchange Act Rule 14d-1(d) (Cross-Border Third Party Tender Offer) ☐

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered	Amount to be registered	Proposed maximum offering price per note	Proposed maximum aggregate offering price (1)	Amount of registration fee
8⅜% Senior Secured Notes due 2015	$80,000,000	100%	$80,000,000	$9,288.00
10¾% Senior Unsecured Notes due 2017	$50,000,000	100%	$50,000,000	$5,805.00
Guarantees of 8⅜% Senior Secured Notes due 2015 (2)
Guarantees of 10¾% Senior Unsecured Notes due 2017 (2)
(1)	Estimated solely for the purposes of calculating the registration fee in accordance with Rule 457(f) under the Securities Act.
(2)  No additional registration fee is due for guarantees pursuant to Rule 457(n) under the Securities Act.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ADDITIONAL REGISTRANTS

Exact name of additional registrants as specified in their charter*	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number
Peninsula Gaming Corp.	Delaware	25-1902805
The Old Evangeline Downs, L.L.C.	Louisiana	72-1280511
Diamond Jo, LLC	Delaware	42-1483875
Diamond Jo Worth, LLC	Delaware	20-1776684
Belle of Orleans, L.L.C.	Louisiana	72-1241339
Kansas Star Casino, LLC	Kansas	27-4381609

*
The address and telephone number for each of the additional registrants is c/o Peninsula Gaming, LLC, 301 Bell Street, Dubuque, Iowa 52001, (563) 690-4975. The primary standard industrial classification number for each of the additional registrants is 7900.

This Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-174337) originally filed with the Securities and Exchange Commission on  May 19, 2011, as amended by Amendment No. 1, filed on June 10, 2011, is being filed for the sole purpose of amending the exhibit index and Exhibits 5.1 and 5.2 filed herewith.

ITEM 21.                      EXHIBIT AND FINANCIAL STATEMENTS INDEX

(b)  Exhibits:

Exhibit Number	Description of Exhibit*

3.1A
Certificate of Formation of Peninsula Gaming, LLC (formerly known as Peninsula Casinos, LLC), dated February 27, 2004—incorporated by reference to Exhibit 3.3A of Peninsula Gaming, LLC’s Form S-4 filed July 30, 2004.

3.1B
Certificate of Amendment to the Certificate of Formation of Peninsula Gaming, LLC, dated March 9, 2004—incorporated by reference to Exhibit 3.3B of Peninsula Gaming, LLC’s Form S-4 filed July 30, 2004.

3.2	Amended and Restated Operating Agreement of Peninsula Gaming, LLC, dated August 6, 2009—incorporated by reference to Exhibit 3.2 of Peninsula Gaming, LLC’s Form S-4 filed February 2, 2010.

3.3A
Certificate of Incorporation of Peninsula Gaming Corp. (formerly known as The Old Evangeline Downs Capital Corp.), dated January 20, 2003—incorporated herein by reference to Exhibit 3.4 of Peninsula Gaming Corp.’s Form S-4 filed May 28, 2003.

3.3B
Certificate of Amendment to the Certificate of Incorporation of Peninsula Gaming Corp., dated June 17, 2004—incorporated by reference to Exhibit 3.5B of Peninsula Gaming, LLC’s Form S-4 filed July 30, 2004.

3.4	By-laws of Peninsula Gaming Corp.—incorporated herein by reference to Exhibit 3.5 of The Old Evangeline Downs Capital Corp.’s Form S-4 filed May 28, 2003.

4.1	Specimen Certificate of Common Stock of Peninsula Gaming Corp.—incorporated by reference to Exhibit 4.1 of Peninsula Gaming, LLC’s Form S-4 filed July 30, 2004.

4.2
Indenture governing the 8.375% Senior Secured Notes due 2015, dated as of August 6, 2009, by and among Peninsula Gaming, LLC, Peninsula Gaming Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee—incorporated by reference to Exhibit 4.1 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

4.3
Indenture governing the 10.750% Senior Unsecured Notes due 2017, dated as of August 6, 2009, by and among Peninsula Gaming, LLC, Peninsula Gaming Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee—incorporated by reference to Exhibit 4.2 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

4.4
Registration Rights Agreement, dated as of August 6, 2009, by and among Peninsula Gaming, LLC and Peninsula Gaming Corp., as issuers, and Jefferies & Company, Inc., Wells Fargo Securities, LLC and Credit Suisse Securities (USA) LLC, as initial purchasers—incorporated by reference to Exhibit 4.3 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

4.5
Intercreditor Agreement, dated as of August 6, 2009, between U.S. Bank National Association and Wells Fargo Foothill, Inc., and acknowledged and agreed to by Peninsula Gaming, LLC and Peninsula Gaming Corp.—incorporated by reference to Exhibit 4.4 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

4.6
Pledge and Security Agreement, dated as of August 6, 2009, among AB Casino Acquisition, LLC, Diamond Jo, LLC, Diamond Jo Worth, LLC, Peninsula Gaming, LLC, Peninsula Gaming Corp., The Old Evangeline Downs L.L.C. and U.S. Bank National Association, as a collateral agent—incorporated by reference to Exhibit 4.5 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

4.7
Trademark Security Agreement, dated as of August 6, 2009, between The Old Evangeline Downs L.L.C. and U.S. Bank National Association, as a collateral agent—incorporated by reference to Exhibit 4.6 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

4.8
Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of August 6, 2009, from Diamond Jo Worth, LLC to U.S. Bank National Association, as a collateral agent—incorporated by reference to Exhibit 4.7 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

4.9
Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of August 6, 2009, from Diamond Jo, LLC to U.S. Bank National Association, as a collateral agent—incorporated by reference to Exhibit 4.8 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

4.10
Multiple Obligations Mortgage and Assignment of Leases and Rents, dated as of August 6, 2009, by The Old Evangeline Downs, L.L.C. in favor of U.S. Bank National Association, as a collateral agent—incorporated by reference to Exhibit 4.9 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

4.11
 Preferred Ship Mortgage on the Whole of the Belle of Orleans, dated as of October 29, 2009, between Belle of Orleans, L.L.C. and U.S. Bank National Association, as a collateral agent—incorporated by reference to Exhibit 3.2 of Peninsula Gaming, LLC’s Form S-4 filed February 2, 2010.

4.12
Second Supplemental Indenture, dated as of January 27, 2011, to the Indenture governing the 8.375% Senior Notes due 2015, by and among Peninsula Gaming, LLC, Peninsula Gaming Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee—incorporated by reference to Exhibit 4.12 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.13
 Second Supplemental Indenture, dated as of January 27, 2011, to the Indenture governing the 10.750% Senior Unsecured Notes due 2015, by and among Peninsula Gaming, LLC, Peninsula Gaming Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee—incorporated by reference to Exhibit 4.13 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.14
 Third Supplemental Indenture, dated as of January 31, 2011, to the Indenture governing the 8.375% Senior Notes due 2015, by and among Peninsula Gaming, LLC, Peninsula Gaming Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee—incorporated by reference to Exhibit 4.14 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.15
 Pledge Supplement, dated as of January 31, 2011, delivered by Kansas Star Casino, LLC pursuant to the Pledge and Security Agreement, dated as of August 6, 2009, among Diamond Jo, LLC, Diamond Jo Worth, LLC, Peninsula Gaming, LLC, Peninsula Gaming Corp., The Old Evangeline Downs, L.L.C., Belle of Orleans, L.L.C and U.S. Bank National Association, as collateral agent—incorporated by reference to Exhibit 4.15 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.16
Grantor Acknowledgement, dated as of January 31, 2011 delivered by Kansas Star Casino, LLC pursuant to an Intercreditor Agreement, dated as of August 6, 2009, by and between Wells Fargo Capital Finance, Inc. (formerly known as Wells Fargo Foothill, Inc.), as senior lien administrative agent, and U.S. Bank National Association, as subordinated lien creditor representative—incorporated by reference to Exhibit 4.16 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.17
Third Supplemental Indenture, dated as of January 31, 2011, to the Indenture governing the 10.750% Senior Unsecured Notes due 2015, by and among Peninsula Gaming, LLC, Peninsula Gaming Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee—incorporated by reference to Exhibit 4.17 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.18
Fourth Supplemental Indenture, dated February 1, 2011, to the Indenture governing the 8.375% Senior Notes due 2015, by and among Peninsula Gaming, LLC, Peninsula Gaming Corp., the subsidiary guarantors named therein and U.S. Bank National Association, as trustee - incorporated herein by reference to Exhibit 10.3 of Peninsula Gaming, LLC’s Current Report on Form 8-K filed February 4, 2011.

4.19
 Registration Rights Agreement regarding the registration of the 10.750% Senior Unsecured Notes due 2017, dated February 1, 2011, by and among Peninsula Gaming, LLC, Peninsula Gaming Corp., the Guarantors named therein and Credit Suisse Securities (USA) LLC—incorporated by reference to Exhibit 4.19 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.20
First Amendment of Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated February 8, 2011, from Diamond Jo, LLC to U.S. Bank National Association, as collateral agent—incorporated by reference to Exhibit 4.20 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.21
First Amendment of Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated February 8, 2011, from Diamond Jo Worth, LLC to U.S. Bank National Association, as a collateral agent—incorporated by reference to Exhibit 4.21 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.22
Act of First Amendment to Multiple Obligations Mortgage and Assignment of Leases and Rents, dated February 8, 2011, by The Old Evangeline Downs, L.L.C. in favor of U.S. Bank National Association, as a collateral agent—incorporated by reference to Exhibit 4.22 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.23
Amendment No. 1 to Preferred Ship Mortgage on the Whole of The Belle of Orleans, dated February 9, 2011, between Belle of Orleans L.L.C. and U.S. Bank National Association, as a collateral agent —incorporated by reference to Exhibit 4.23 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

4.24
 Registration Rights Agreement regarding the registration of the 8.375% Senior Notes due 2015, dated February 9, 2011, by and among Peninsula Gaming, LLC, Peninsula Gaming Corp., the Guarantors named therein and Credit Suisse Securities (USA) LLC —incorporated by reference to Exhibit 4.24 of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

5.1†	Opinion of White & Case LLP

5.2†	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

5.3*	Opinion of Stinson Morrison Hecker LLP

10.1A
Operating Agreement, dated February 22, 1993, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9A of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1B
Amendment to Operating Agreement, dated February 22, 1993, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9B of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1C
Amendment to Operating Agreement, dated March 4, 1993, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9C of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1D
Third Amendment to Operating Agreement, dated March 11, 1993, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9D of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1E
Fourth Amendment to Operating Agreement, dated March 11, 1993, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9E of Diamond Jo, LLC’s Form S-4 filed October 12, 1999

10.1F
Fifth Amendment to Operating Agreement, dated April 9, 1993, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9F of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1G
Sixth Amendment to Operating Agreement, dated November 29, 1993, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9G of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1H
Seventh Amendment to Operating Agreement, dated April 6, 1994, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9H of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1J
Eighth Amendment to Operating Agreement, dated April 29, 1994, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9I of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1K
Ninth Amendment to Operating Agreement, dated July 11, 1995, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9J of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1L
Tenth Amendment to Operating Agreement, dated July 15, 1999, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.9K of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1M
Operating Agreement Assignment, dated July 15, 1999, by and among Greater Dubuque Riverboat Entertainment Company, L.C. and Diamond Jo, LLC—incorporated herein by reference to Exhibit 10.10 of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.1N
Eleventh Amendment to Operating Agreement, dated as of May 31, 2005, by and between Dubuque Racing Association, Ltd. And Diamond Jo, LLC—incorporated herein by reference to Exhibit 10.16 of Peninsula Gaming, LLC’s Quarterly Report on Form 10-Q filed November 14, 2005.

10.2
Amended and Restated Operator’s Agreement, dated November 5, 2004, by and among the Worth County Development Authority, an Iowa not-for-profit corporation, and Diamond Jo Worth, LLC- incorporated by reference to Exhibit 10.56 of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed April 2, 2007.

10.3A	PGP’s Amended and Restated 2004 Incentive Unit Plan- incorporated by reference to Exhibit 10.57 of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed April 2, 2007.

10.3B	Form of Incentive Unit Plan Agreement- incorporated by reference to Exhibit 10.58 of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed April 2, 2007.

10.4A	Peninsula Gaming Partners, LLC Profits Interest Plan incorporated by reference to Exhibit 10.4A of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 30, 2010.

10.4B	Form of Regular Profits Interest Award Agreement incorporated by reference to Exhibit 10.4B of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 30, 2010.

10.4C	Form of Special Profits Interest Award Agreement incorporated by reference to Exhibit 10.4C of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 30, 2010.

10.5
Employment Agreement, dated September 7, 2007, by and between Peninsula Gaming, LLC and Jonathan Swain - incorporated by reference to Exhibit 10.1 of Peninsula Gaming, LLC’s Current Report on Form 8-K filed September 13, 2007.

10.6
Employment Agreement, dated September 7, 2007, by and between Peninsula Gaming, LLC and Natalie Schramm - incorporated by reference to Exhibit 10.2 of Peninsula Gaming, LLC’s Current Report on Form 8-K filed September 13, 2007.

10.7
Ice Harbor Parking Agreement Assignment dated July 15, 1999, by and among Greater Dubuque Riverboat Entertainment Company, L.C. and Diamond Jo, LLC—incorporated herein by reference to Exhibit 10.13 of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.8
First Amendment to Sublease Agreement, dated July 15, 1999, by and among Dubuque Racing Association, Ltd. and Greater Dubuque Riverboat Entertainment Company, L.C.—incorporated herein by reference to Exhibit 10.14 of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.9
Sublease Assignment, dated July 15, 1999, by and among Greater Dubuque Entertainment Company, L.C. and Diamond Jo, LLC—incorporated herein by reference to Exhibit 10.15 of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.10	Iowa Racing and Gaming Commission Gaming License, dated July 15, 1999—incorporated herein by reference to Exhibit 10.16 of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.11
Assignment of Iowa IGT Declaration and Agreement of Trust, dated July 15, 1999, by and among Greater Dubuque Riverboat Entertainment Company, L.C. and Diamond Jo, LLC—incorporated herein by reference to Exhibit 10.17 of Diamond Jo, LLC’s Form S-4 filed October 12, 1999.

10.12
Amended and Restated Management Services Agreement, dated as of February 25, 2003, by and among The Old Evangeline Downs, L.L.C., OED Acquisition, LLC and Diamond Jo, LLC—incorporated herein by reference to Exhibit 10.15 of Diamond Jo, LLC’s Form 10-Q Quarterly Report for the quarter ended September 30, 2003.

10.13
Management Services Agreement, dated July 19, 2005, between Diamond Jo Worth, LLC and Peninsula Gaming Partners—incorporated herein by reference to Exhibit 10.1 of Peninsula Gaming, LLC’s Quarterly Report on Form 10-Q filed August 16, 2005.

10.14
Purchase Agreement, dated as of June 18, 2009, by and among Columbia Properties New Orleans, L.L.C., AB Casino Acquisition, LLC and Peninsula Gaming Partners, LLC—incorporated by reference to Exhibit 1.1 of Peninsula Gaming, LLC’s Current Report on Form 8-K filed July 21, 2009.

10.15
First Amendment to Purchase Agreement, dated as of October 22, 2009, by and among Columbia Properties New Orleans, L.L.C., as Seller, AB Casino Acquisition, LLC, as Buyer and Peninsula Gaming Partners, LLC—incorporated by reference to Exhibit 1.1 of Peninsula Gaming, LLC’s Current Report on Form 8-K filed October 23, 2009.

10.16
Consent and Waiver, dated as of August 6, 2009, among Diamond Jo, LLC, The Old Evangeline Downs, L.L.C. and Wells Fargo Foothill, Inc.—incorporated by reference to Exhibit 10.2 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

10.17
Amended and Restated Loan Agreement, dated October 29, 2009, by and among Peninsula Gaming, LLC, Diamond Jo, LLC, The Old Evangeline Downs, L.L.C., Belle of Orleans, L.L.C. and Diamond Jo Worth, LLC, as borrowers, the lenders that are signatories thereto and Wells Fargo Foothill, Inc., as the arranger and agent for the lenders—incorporated by reference to Exhibit 10.5 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

10.18
Trademark Security Agreement, dated as of August 6, 2009, between The Old Evangeline Downs L.L.C. and Wells Fargo Foothill, Inc.—incorporated by reference to Exhibit 10.3 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

10.19
Trademark Security Agreement, dated as of October 29, 2009, by and among Peninsula Gaming, LLC, Diamond Jo, LLC, The Old Evangeline Downs, L.L.C., Diamond Jo Worth, LLC and Belle of Orleans, L.L.C. and accepted and acknowledged by Wells Fargo Foothill, Inc.—incorporated by reference to Exhibit 10.12 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

10.20A
Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of August 6, 2009, from Diamond Jo Worth, LLC to Wells Fargo Foothill, Inc.—incorporated by reference to Exhibit 10.4 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

10.20B
Modification of Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of October 29, 2009, by Diamond Jo Worth, LLC and Wells Fargo Foothill, Inc.—incorporated by reference to Exhibit 10.9 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

10.20C
Second Modification of Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of March 2, 2011, by Diamond Jo Worth, LLC and Wells Fargo Capital Finance, Inc. —incorporated by reference to Exhibit 10.21F of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

10.21A
Multiple Obligations Mortgage, dated as of June 16, 2004, between The Old Evangeline Downs, L.L.C. and Wells Fargo Foothill, Inc incorporated by reference to Exhibit 10.21A of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 30, 2010.

10.21B
Act of Amendment of Multiple Obligations Mortgage, dated as of November 11, 2004, between The Old Evangeline Downs, L.L.C. and Wells Fargo Foothill, Inc. incorporated by reference to Exhibit 10.21B of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 30, 2010.

10.21C
Act of Second Amendment of Multiple Obligations Mortgage, dated as of July 12, 2005, between The Old Evangeline Downs, L.L.C. and Wells Fargo Foothill, Inc.—incorporated herein by reference to Exhibit 10.8 of Peninsula Gaming, LLC’s Quarterly Report on Form 10-Q filed November 14, 2005.

10.21D
Act of Third Amendment of Multiple Obligations Mortgage, dated as of August 24, 2007, between The Old Evangeline Downs, L.L.C. and Wells Fargo Foothill, Inc. incorporated by reference to Exhibit 10.21D of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 30, 2010.

10.21E
Act of Fourth Amendment of Multiple Obligations Mortgage, dated October 29, 2009, by The Old Evangeline Downs, L.L.C. and Wells Fargo Foothill, Inc.—incorporated herein by reference to Exhibit 10.11 of Peninsula Gaming, LLC’s Quarterly Report on Form 10-Q filed November 10, 2009.

10.21F
Act of Fifth Amendment of Multiple Obligations Mortgage, dated March 2, 2011, by The Old Evangeline Downs, L.L.C. and Wells Fargo Capital Finance, Inc. —incorporated by reference to Exhibit 10.21F of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

10.22A
Mortgage, Leasehold Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement, dated as of June 16, 2004, between Diamond Jo, LLC and Wells Fargo Foothill, Inc. incorporated by reference to Exhibit 10.22A of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 30, 2010.

10.22B
First Amendment to Iowa Shore Mortgage, dated as of November 10, 2004, between Diamond Jo, LLC and Wells Fargo Foothill, Inc. incorporated by reference to Exhibit 10.22B of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 30, 2010.

10.22C
Second Amendment to Iowa Shore Mortgage, dated as of July 12, 2005, between Diamond Jo, LLC and Wells Fargo Foothill, Inc.—incorporated herein by reference to Exhibit 10.9 of Peninsula Gaming, LLC’s Quarterly Report on Form 10-Q filed November 14, 2005.

10.22D
Third Amendment to Iowa Shore Mortgage, dated as of August 15, 2007, between Diamond Jo, LLC and Wells Fargo Foothill, Inc. incorporated by reference to Exhibit 10.22D of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 30, 2010.

10.22E
Fourth Amendment to Iowa Shore Mortgage, dated as of June 13, 2008, between Diamond Jo, LLC and Wells Fargo Foothill, Inc. incorporated by reference to Exhibit 10.22E of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 30, 2010.

10.22F
Fifth Amendment to Iowa Shore Mortgage, dated October 29, 2009, by Diamond Jo, LLC and Wells Fargo Foothill, Inc.—incorporated by reference to Exhibit 10.10 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

10.22G
Sixth Amendment to Iowa Shore Mortgage, dated March 2, 2011, by Diamond Jo, LLC and Wells Fargo Capital Finance, Inc. —incorporated by reference to Exhibit 10.22G of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

10.23
Amended and Restated Intercompany Subordination Agreement, dated October 29, 2009, by and among Peninsula Gaming, LLC, Diamond Jo, LLC, The Old Evangeline Downs, L.L.C., Belle of Orleans, L.L.C., Diamond Jo Worth, LLC, Peninsula Gaming Corp. and Wells Fargo Foothill, Inc.—incorporated by reference to Exhibit 10.6 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

10.24
Amended and Restated Management Fees Subordination Agreement, dated October 29, 2009, by and among The Old Evangeline Downs, L.L.C., Diamond Jo Worth, LLC, Diamond Jo, LLC, Peninsula Gaming Partners, LLC, OED Acquisition, LLC and Wells Fargo Foothill, Inc.—incorporated by reference to Exhibit 10.7 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

10.25
Loan and Security Agreement dated May 1, 2008 by and between Diamond Jo, LLC, The Old Evangeline Downs, L.L.C. and American Trust and Savings Bank – incorporated by reference to Exhibit 4.1 of Peninsula Gaming, LLC’s Quarterly Report on Form 10-Q filed August 14, 2008.

10.26
Offer to Purchase Real Estate, Acceptance and Lease, dated September 27, 2006, between Diamond Jo, LLC and Dubuque County Historical Society—incorporated herein by reference to Exhibit 10.1 of Peninsula Gaming, LLC’s Quarterly Report on Form 10-Q filed November 14, 2006.

10.27
Closing Agreement, dated September 27, 2006, between Diamond Jo, LLC and Dubuque County Historical Society—incorporated herein by reference to Exhibit 10.1 of Peninsula Gaming, LLC’s Quarterly Report on Form 10-Q filed November 14, 2006.

10.28
Real Estate Ground Lease, dated September 27, 2006, between Diamond Jo, LLC and Dubuque County Historical Society—incorporated herein by reference to Exhibit 10.1 of Peninsula Gaming, LLC’s Quarterly Report on Form 10-Q filed November 14, 2006.

10.29
Minimum Assessment Agreement, dated October 1, 2007, among Diamond Jo, LLC, the City of Dubuque, Iowa and the City Assessor of the City of Dubuque, Iowa - incorporated by reference to Exhibit 10.63 of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 28, 2008.

10.30
Bond Purchase Contract, dated October 1, 2007, among Diamond Jo, LLC, the City of Dubuque, Iowa and Robert W. Baird & Co- incorporated by reference to Exhibit 10.64 of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 28, 2008.

10.31
Amended and Restated Port of Dubuque Public Parking Facility Development Agreement, dated October 1, 2007, between the City of Dubuque, Iowa and Diamond Jo, LLC- incorporated by reference to Exhibit 10.65 of Peninsula Gaming, LLC’s Annual Report on Form 10-K filed March 28, 2008.

10.32
First Amendment to Amended and Restated Loan Agreement, dated June 15, 2010 by and among Peninsula Gaming, LLC, Diamond Jo, LLC, The Old Evangeline Downs, L.L.C., Belle of Orleans, L.L.C. and Diamond Jo Worth, LLC, as borrowers, the lenders that are signatories thereto and Wells Fargo Foothill, Inc., as the arranger and agent for the lenders - incorporated by reference to Exhibit 10.1 of Peninsula Gaming, LLC's Form 8-K filed June 18, 2010.

10.33
 Second Amendment to Amended and Restated Loan and Security Agreement, dated February 2, 2001 – incorporated herein by reference to Exhibit 10.1 of Peninsula Gaming, LLC’s Current Report on Form 8-K filed February 4, 2011.

10.34	Lottery Gaming Facility Management Contract, dated October 19, 2010 - incorporated herein by reference to Exhibit 10.2 of Peninsula Gaming, LLC’s Current Report on Form 8-K filed February 4, 2011.

10.35A
First Preferred Ship Mortgage on the Whole of The Belle of Orleans, dated October 29, 2009, by Belle of Orleans, L.L.C. in favor of Wells Fargo Foothill, Inc. —incorporated by reference to Exhibit 10.8 of Peninsula Gaming, LLC’s Form 10-Q filed November 10, 2009.

10.35B
Amendment No. 1 to First Preferred Ship Mortgage on the Whole of The Belle of Orleans, dated October 29, 2009, by Belle of Orleans, L.L.C. in favor of Wells Fargo Capital Finance, Inc. dated March 2, 2011—incorporated by reference to Exhibit 10.35B of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

10.36A
Multiple Obligations Mortgage, dated as of January 29, 2010, between Belle of Orleans, L.L.C. and Wells Fargo Capital Finance, Inc. —incorporated by reference to Exhibit 10.36A of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

10.36B
Act of First Amendment of Multiple Obligations Mortgage, dated as of March 2, 2011, between Belle of Orleans, L.L.C. and Wells Fargo Capital Finance, Inc. —incorporated by reference to Exhibit 10.36B of Peninsula Gaming, LLC’s Form 10-K filed March 11, 2011.

10.37
Standard Form of Agreement Between Owner and Construction Manager as Constructor dated March 23, 2011 between Kansas Star Casino, LLC and Conlon Construction Co. —incorporated by reference to Exhibit 10.1 of Peninsula Gaming, LLC’s Form 10-Q filed May 16, 2011.

10.38
Third Amendment to Amended and Restated Loan Agreement, dated May 11, 2011 by and among Peninsula Gaming, LLC, Diamond Jo, LLC, The Old Evangeline Downs, L.L.C., Belle of Orleans, L.L.C., Diamond Jo Worth, LLC, and Kansas Star Casino, LLC as borrowers, the lenders that are signatories thereto and Wells Fargo Capital Finance, Inc., as the arranger and agent for the lenders —incorporated by reference to Exhibit 10.2 of Peninsula Gaming, LLC’s Form 10-Q filed May 16, 2011.

10.39
Mortgage, Assignment of Rents, Security Agreement and Fixture Financing Statement from Kansas Star Casino, LLC to Wells Fargo Capital Finance, Inc. dated May 9, 2011—incorporated by reference to Exhibit 10.3 of Peninsula Gaming, LLC’s Form 10-Q filed May 16, 2011.

12.1*	Computation of ratio of earnings to fixed charges.

21.1*	Subsidiaries of the Registrants.

23.1*	Consent of Deloitte & Touche LLP

23.2†	Consent of White & Case LLP (included in exhibit 5.1)

23.3†	Consent of Baker Donelson Bearman Caldwell & Berkowitz PC (including in exhibit 5.2)

23.4*	Consent to Stinson Morrison Hecker LLP (included in exhibit 5.3)

25.1*	Statement of Eligibility of Trustee (Senior Secured Notes)

25.2*	Statement of Eligibility of Trustee (Senior Unsecured Notes)

99.1*	Form of Letter of Transmittal

99.2*	Form of Notice of Guaranteed Delivery
 ____________________
*         Unless otherwise noted, exhibits have been previously filed and are incorporated by reference.
†         Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act, each of the registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dubuque, State of Iowa, on June 29, 2011.

PENINSULA GAMING, LLC

By:	/s/ M. Brent Stevens
M. Brent Stevens
Chief Executive Officer

PENINSULA GAMING CORP.

By:	/s/ M. Brent Stevens
M. Brent Stevens
Chief Executive Officer

DIAMOND JO, LLC

By:	/s/ M. Brent Stevens
M. Brent Stevens
Chief Executive Officer

DIAMOND JO WORTH, LLC

By:	/s/ M. Brent Stevens
M. Brent Stevens
Chief Executive Officer

THE OLD EVANGELINE DOWNS, L.L.C.

By:	/s/ M. Brent Stevens
M. Brent Stevens
Chief Executive Officer

BELLE OF ORLEANS, L.L.C.

By:	/s/ M. Brent Stevens
M. Brent Stevens
Chief Executive Officer

KANSAS STAR CASINO, LLC

By:	/s/ M. Brent Stevens
M. Brent Stevens
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1933, this registration statement has been signed by the following persons  in the capacities and on the dated indicated.

PENINSULA GAMING, LLC

By:	/s/ M. Brent Stevens	Chief Executive Officer	June 29, 2011
	M. Brent Stevens	Title	Date

By:	/s/Natalie Schramm	Chief Financial Officer (principal financial and principal accounting officer)	June 29, 2011
	Natalie Schramm	Title	Date

By:	/s/Michael S. Luzich	President, Secretary and Manager	June 29, 2011
	Michael S. Luzich	Title	Date

By:	/s/Terrance W. Oliver	Manager	June 29, 2011
	Terrance W. Oliver	Title	Date

By:	/s/Andrew Whittaker	Manager	June 29, 2011
	Andrew Whittaker	Title	Date

PENINSULA GAMING CORP.

By:	/s/ M. Brent Stevens	Chief Executive Officer	June 29, 2011
	M. Brent Stevens	Title	Date

By:	/s/Natalie Schramm	Chief Financial Officer (principal financial and principal accounting officer)	June 29, 2011
	Natalie Schramm	Title	Date

By:	/s/Michael S. Luzich	President, Secretary and Manager	June 29, 2011
	Michael S. Luzich	Title	Date

By:	/s/Terrance W. Oliver	Manager	June 29, 2011
	Terrance W. Oliver	Title	Date

By:	/s/Andrew Whittaker	Manager	June 29, 2011
	Andrew Whittaker	Title	Date

  DIAMOND JO, LLC

By:	/s/ M. Brent Stevens	Chief Executive Officer	June 29, 2011
	M. Brent Stevens	Title	Date

By:	/s/Natalie Schramm	Chief Financial Officer (principal financial and principal accounting officer)	June 29, 2011
	Natalie Schramm	Title	Date

By:	/s/Michael S. Luzich	President, Secretary and Manager	June 29, 2011
	Michael S. Luzich	Title	Date

By:	/s/Terrance W. Oliver	Manager	June 29, 2011
	Terrance W. Oliver	Title	Date

By:	/s/Andrew Whittaker	Manager	June 29, 2011
	Andrew Whittaker	Title	Date

DIAMOND JO WORTH, LLC

By:	/s/ M. Brent Stevens	Chief Executive Officer	June 29, 2011
	M. Brent Stevens	Title	Date

By:	/s/Natalie Schramm	Chief Financial Officer (principal financial and principal accounting officer)	June 29, 2011
	Natalie Schramm	Title	Date

By:	/s/Michael S. Luzich	President, Secretary and Manager	June 29, 2011
	Michael S. Luzich	Title	Date

By:	/s/Terrance W. Oliver	Manager	June 29, 2011
	Terrance W. Oliver	Title	Date

By:	/s/Andrew Whittaker	Manager	June 29, 2011
	Andrew Whittaker	Title	Date

THE OLD EVANGELINE DOWNS, L.L.C.

By:	/s/ M. Brent Stevens	Chief Executive Officer	June 29, 2011
	M. Brent Stevens	Title	Date

By:	/s/Natalie Schramm	Chief Financial Officer (principal financial and principal accounting officer)	June 29, 2011
	Natalie Schramm	Title	Date

By:	/s/Michael S. Luzich	President, Secretary and Manager	June 29, 2011
	Michael S. Luzich	Title	Date

By:	/s/Terrance W. Oliver	Manager	June 29, 2011
	Terrance W. Oliver	Title	Date

By:	/s/Andrew Whittaker	Manager	June 29, 2011
	Andrew Whittaker	Title	Date

BELLE OF ORLEANS, L.L.C.

By:	/s/ M. Brent Stevens	Chief Executive Officer	June 29, 2011
	M. Brent Stevens	Title	Date

By:	/s/Natalie Schramm	Chief Financial Officer (principal financial and principal accounting officer)	June 29, 2011
	Natalie Schramm	Title	Date

By:	/s/Michael S. Luzich	President, Secretary and Manager	June 29, 2011
	Michael S. Luzich	Title	Date

By:	/s/Terrance W. Oliver	Manager	June 29, 2011
	Terrance W. Oliver	Title	Date

By:	/s/Andrew Whittaker	Manager	June 29, 2011
	Andrew Whittaker	Title	Date

KANSAS STAR CASINO, LLC

By:	/s/ M. Brent Stevens	Chief Executive Officer	June 29, 2011
	M. Brent Stevens	Title	Date

By:	/s/Natalie Schramm	Chief Financial Officer (principal financial and principal accounting officer)	June 29, 2011
	Natalie Schramm	Title	Date

By:	/s/Michael S. Luzich	President, Secretary and Manager	June 29, 2011
	Michael S. Luzich	Title	Date

By:	/s/Terrance W. Oliver	Manager	June 29, 2011
	Terrance W. Oliver	Title	Date

By:	/s/Andrew Whittaker	Manager	June 29, 2011
	Andrew Whittaker	Title	Date